UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 5, 2008 (July 31, 2008)
AMERICAN HOMEPATIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19532	62-1474680
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)
5200 Maryland Way, Suite 400, Brentwood ,TN 37027-5018
(Address of Principal Executive Offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On July 31, 2008, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s financial results for the second quarter and six months ended June 30, 2008.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit
99.1	Press Release dated July 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President and Chief Financial Officer

Date: August 5, 2008